Exhibit 10.29C
Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made. The marked information has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed

OMNIBUS AMENDMENT NO. 3
This OMNIBUS AMENDMENT NO. 3 (this “Amendment”), is made and entered into as of August 27, 2025, by and among:
Coöperatieve Rabobank U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”), as buyer (“Buyer”);
CHS Inc., a Minnesota corporation (“CHS”), CHS Capital, LLC, a Minnesota limited liability company (“CHS Capital”), as sellers (each, a “Seller” and, collectively, the “Sellers”);
CHS, as agent for the Sellers (in such capacity, “Seller Agent”); and
solely for purposes of Section 7.3 hereof, CHS, as guarantor (“Guarantor”);
and is (i) the third amendment to the Framework Agreement (as defined below), (ii) the second amendment to the CHS MRA (as defined below) and (iii) the second amendment to the CHS Capital MRA (as defined below).
RECITALS
WHEREAS, the Buyer, Sellers and Seller Agent have entered into that certain Master Framework Agreement, dated as of July 11, 2023 (as amended or otherwise modified from time to time prior to the date hereof, the “Framework Agreement”);
WHEREAS, pursuant to and in accordance with Section 10.5 of the Framework Agreement, the Buyer, Sellers and Seller Agent desire to amend the Framework Agreement as provided herein;
WHEREAS, Rabobank, as buyer, and CHS, as seller, have entered into that certain 1996 SIFMA Master Repurchase Agreement, dated as of July 11, 2023 (as amended or otherwise modified from time to time prior to the date hereof, the “CHS MRA”);
WHEREAS, pursuant to and in accordance with Section 17 of the CHS MRA, Rabobank and CHS desire to amend the CHS MRA as provided herein;
WHEREAS, Rabobank, as buyer, and CHS Capital, as seller, have entered into that certain 1996 SIFMA Master Repurchase Agreement, dated as of July 11, 2023 (as amended or otherwise modified from time to time prior to the date hereof, the “CHS Capital MRA”);
WHEREAS, pursuant to and in accordance with Section 17 of the CHS Capital MRA, Rabobank and CHS Capital desire to amend the CHS Capital MRA as provided herein; and

WHEREAS, Guarantor entered into the Guaranty in favor of the Buyer pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by each Seller under the Transaction Agreements.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties and, solely for purposes of Section 7.3 hereof, Guarantor agree as follows:
1.Interpretation.
1.1Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).
1.2Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.
2.Amendment to the Framework Agreement. The Buyer, Sellers and Seller Agent hereby agree that Framework Agreement is hereby amended as follows:
2.1Section 5.1 of the Framework Agreement is hereby amended by adding the following new clause (y) at the end thereof:
“(y)    As of and after the first date on which the ECCA is in full force and effect, the eVault is in the name of a Seller or Cofina, and each Seller or Cofina, as applicable, owns and has good and marketable title to the eVault free and clear of any Adverse Claim (other than the Permitted Securitization Facility Lien).”.
2.2Section 5.3(s) of the Framework Agreement is hereby amended and restated in its entirety to read as follows:
“(s)    Contracts. At any time following the written request of Buyer following the occurrence of an Event of Default (an “Obligor Note Delivery Request”), such Seller shall, within ten (10) Business Days of its receipt of such request, deliver the tangible paper original of the Obligor Note for each Purchased Security that is a Loan (or, at any time after the first date on which the ECCA is in full force and effect, a copy of the Obligor Note for each Purchased Security that is a Loan to the extent the tangible paper original of such Obligor Note has been destroyed and the Authoritative Copy of such Obligor Note has been delivered or caused to be delivered by such Seller to the eVault) to the address of Buyer set forth in such written request as well as copies of Asset Documentation for each other Purchased Security and, unless otherwise agreed to by Buyer and each Seller in writing, at all times thereafter, Seller shall deliver the tangible paper original of the Obligor Note for each Purchased Security that is a Loan (or, at any time after the first date on which the ECCA is in full force and effect, a copy of the Obligor Note for each Purchased Security that is a Loan to the extent the tangible paper original of such

Obligor Note has been destroyed and the Authoritative Copy of such Obligor Note has been delivered or caused to be delivered by the applicable Seller to the eVault) as well as copies of Asset Documentation for such Purchased Security to Buyer prior to the Purchase Date for such Purchased Security. At any time no Event of Default exists after the Buyer’s delivery of an Obligor Note Delivery Request, in the event a Purchased Security for which Buyer has the tangible paper original of the Obligor Note in its possession ceases to constitute a Purchased Security following a Repurchase Date for which such Seller has paid the Repurchase Price in accordance with this Framework Agreement, Buyer shall return such tangible paper original Obligor Note to the applicable Seller.”.
2.3Section 5.3 of the Framework Agreement is hereby amended by adding the following new clauses (v) and (w) at the end thereof:
“(v)    eVault. At all times after an Obligor Note Delivery Request, with respect to each Authoritative Copy of an Obligor Note for a Purchased Security that is a Loan that has been remitted to the eVault in accordance with Section 5.3(s), the applicable Seller shall cause such Authoritative Copy to be held in the eVault until the Loan to which such Obligor Note relates ceases to constitute a Purchased Security following a Repurchase Date for which such Seller has paid the Repurchase Price in accordance with this Framework Agreement.
“(w)    Collection Account Acknowledgment Agreement. Not later than the later of (x) the date that is thirty (30) days following the Omnibus Amendment No. 3 Effective Date (or such later date agreed to by Buyer in its sole discretion) and (y) the date on which an ECCA is executed by the parties thereto, each Seller shall cause the Collection Account Acknowledgment Agreement to be amended in a manner reasonably acceptable to Buyer to address the remittance of Authoritative Copies of Obligor Notes for Purchased Securities that are Loans to the eVault.”.
2.4Section 10.8 of the Framework Agreement is hereby amended and restated in its entirety to read as follows:

“10.8 Notices. All notices, requests, demands, and other communications required or permitted to be given under any of the Transaction Agreements to any Party must be in writing delivered to the applicable Party at the following address:
If to Rabobank:

Coöperatieve Rabobank U.A., New York Branch
151 West 42nd Street – 8th Floor
New York, NY 10036
Attn: [***]
    Email: [***]

If to CHS or CHS Capital:

CHS Inc.
5500 Cenex Drive
St. Paul, Minnesota 55077
Attention: [***]
Tel: [***]Email: [***]
or to such other address as such Party may designate by written notice to each other Party. Each notice, request, demand, or other communication will be deemed given and effective, as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by first-class U.S. Mail, postage prepaid, upon the earlier to occur of receipt or three (3) days after deposit in the U.S. Mail; (iii) if sent by a recognized prepaid overnight courier service, one (1) Business Day after the date it is given to such service; and (iv) if sent by e-mail, upon acknowledgement of receipt by the recipient.”
2.5The following definitions in Schedule I to the Framework Agreement are hereby added in appropriate alphabetical sequence:
(a)    ““Amended UCC” means the UCC in any jurisdiction that has enacted amendments thereto (which amendments have become effective) based upon the Uniform Commercial Code Amendments (2022) drafted by the Uniform Law Commission and the American Law Institute.
(b)    “Authoritative Copy” means, with respect to Electronic Chattel Paper, the electronic record (or records that collectively constitute or evidence such chattel paper) comprising the “authoritative copy” thereof, as such term is used in Section 9-105 of the UCC and that is unique, identifiable and, except as otherwise provided in Section 9-105 of the UCC, unalterable, and is marked “original” or has no watermark or other marking that would indicate that it is a “copy” or “duplicate” or not an original or not an “authoritative” copy.
(c)    “Electronic Chattel Paper” means either (i) “electronic chattel paper” as defined in Section 9-102 of the UCC for any applicable jurisdiction that has not implemented the Amended UCC or (ii) “chattel paper” as defined in Section 9-102 of the UCC that is evidenced by an “electronic” “record” (or records) as each such term is defined in Section 1-201(b) of the Amended UCC as enacted in any applicable jurisdiction.
(d)    “Electronic Custodian” means eOriginal, Inc., a Delaware corporation, or such other custodian as may be agreed among the Sellers and the Buyer.
(e)    “eVault” means (a) the segregated individual vault in the electronic contract vaulting system of the Electronic Custodian that (x) has been established by Cofina and CHS Capital to hold Obligor Notes on Loans and (y) is subject to the ECCA (as defined in the Securitization RPA) or (b) any successor segregated individual vault in the electronic contract vaulting system of Electronic Custodian that (x) has been established by a Seller to hold Obligor

Notes on Loans and (y) is subject to an electronic collateral control agreement among the applicable Seller, the Electronic Custodian and Buyer relating to the eVault that is in form and substance reasonably satisfactory to Buyer (a “Buyer ECCA”).
(g)    “UCC” means, in respect of each state in the United States of America, the Uniform Commercial Code as from time to time in effect in such state (and, if applicable to any jurisdiction, may be the Amended UCC as in effect in such jurisdiction).”.
2.6 The following definitions in Schedule I to the Framework Agreement are hereby amended and restated in their entirety to read as follows:
(a)    “Funding Limit” means $250,000,000.
(b)    “Omnibus Amendment No. 3 Effective Date” means August 27, 2025.
(c)    “Scheduled Facility Expiration Date” means August 26, 2026.
(d)    “Transaction Agreements” means, collectively, (i) this Framework Agreement, (ii) each of the other agreements referred to in Section 2.1 hereof, (iii) each Confirmation entered into under any Master Repurchase Agreement during the Facility Term and (iv) the Buyer ECCA.”.
2.7Schedule 5(A) of the Framework Agreement is hereby amended by adding the following new clause (ff) at the end thereof:
“(ff)    for which, if there is no tangible paper original of the Obligor Note for such Loan or if there is an Authoritative Copy of the Obligor Note for such Loan, the Authoritative Copy is held in the eVault.”.
3.Amendment to the CHS MRA. Rabobank and CHS hereby agree that Section 2(b)(iii) of Annex I to the CHS MRA is hereby amended and restated in its entirety to read as follows:
“(iii)    “Pricing Rate” means, the per annum percentage rate for determination of the Price Differential, determined for each Transaction (unless otherwise specified in the Confirmation) as being equal to the sum of (A) Term SOFR as of the applicable Purchase Date plus (B) 0.75% or such other percentage agreed to by Seller Agent and Buyer from time to time in writing plus (C) solely after the occurrence and during the continuance of an Event of Default, 2.00%;”
4.Amendment to the CHS Capital MRA. Rabobank and CHS Capital hereby agree that Section 2(b)(iii) of Annex I to the CHS Capital MRA is hereby amended and restated in its entirety to read as follows:
“(iii)    “Pricing Rate” means, the per annum percentage rate for determination of the Price Differential, determined for each Transaction (unless otherwise specified in the Confirmation) as being equal to the sum of (A) Term SOFR as of the applicable Purchase Date plus (B) 0.75% or such other percentage agreed to by Seller Agent and Buyer from time to time in writing plus (C) solely after the occurrence and during the continuance of an Event of Default, 2.00%;”
5.Conditions to Effectiveness.
This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Buyer of:
(a)    executed counterparts of this Amendment; duly executed and delivered by each party hereto;
(b)    a copy of the resolutions or unanimous written consent, as applicable, of the board of directors or board of managers, as the case may be, of each Seller, the Seller Agent and the Guarantor required to authorize the execution, delivery and performance by it of this Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person;
(c)    a certificate issued by the Secretary of State of the applicable state or organization as to the legal existence and good standing of each Seller, the Seller Agent and the Guarantor;
(d)    a certificate of the Secretary or Assistant Secretary of each Seller, the Seller Agent and the Guarantor certifying attached copies of the organizational documents of such Person and all documents evidencing necessary limited liability company or corporate action (as the case may be) to be taken by and governmental approvals, if any, to be obtained by such Person with respect to this Amendment and the names and true signatures of the incumbent officers of such Person authorized to sign this Amendment or any of the other Transaction Agreements, as applicable, and any other documents to be delivered by it hereunder or thereunder or in connection herewith or therewith;
(e)    favorable opinions of legal counsel to the Sellers, the Seller Agent and the Guarantor, including legal opinions as to general organizational matters, enforceability and no conflicts with laws;
(f)    the Buyer (after giving effect to this Amendment) shall have received all fees payable as of the Effective Date, as applicable, pursuant to the Framework Agreement and other Transaction Agreements; and
(g)    evidence that the fees and expenses of Mayer Brown LLP, counsel to the Buyer, have been paid in full in cash.
6.Representations, Warranties and Undertakings.
6.1Sellers. Each Seller hereby represents and warrants to the Buyer as of the date hereof (or, to the extent expressly relating to a specific prior date, as of such prior date) and after giving effect to this Amendment, each of the representations and warranties of such Seller set forth in the Framework Agreement, CHS MRA, CHS Capital MRA and each other Transaction Agreement to which such Seller is a party are true and correct in all material respects, and such representations and warranties shall be deemed to include this Amendment. Each Seller further represents that it has complied with all covenants and agreements applicable to it under the Framework Agreement, CHS MRA, CHS Capital MRA and each of the other Transaction Agreements to which it is a party. Each Seller further represents and warrants that no Event of Default or Potential Event of Default has occurred and is continuing or would result from such Seller’s entry into this Amendment.
7.Miscellaneous.
7.1Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 7.1.
7.2Ratification. Each of the other Transaction Agreements remains in full force and effect. The parties hereto hereby acknowledge and agree that, effective from and after the Effective Date, all references to the Framework Agreement, CHS MRA or CHS Capital MRA in any other Transaction Agreement shall be deemed to be references to the Framework Agreement, CHS MRA or CHS Capital MRA, in each case, as amended hereby, and any amendment in this Amendment of a defined term in the Framework Agreement, CHS MRA or CHS Capital MRA shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement, CHS MRA or CHS Capital MRA, as applicable.
7.3Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges the parties’ entry into this Amendment and consents to the terms and conditions hereof, it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations (as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement, CHS MRA or CHS Capital MRA shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement, CHS MRA or CHS Capital MRA, as applicable.
7.4GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
7.5Expenses. All reasonable legal fees and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Sellers promptly on demand.
7.6Transaction Agreement. This Amendment shall constitute a Transaction Agreement.

7.7[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
Buyer:
Coöperatieve Rabobank U.A., New York Branch
By:
 Name:
Title:

By:
 Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Omnibus Amendment No. 3]

Seller and Seller Agent:
CHS Inc.

By:
 Name:
Title:

Seller:
CHS Capital, LLC

By:
 Name:
Title:
[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Omnibus Amendment No. 3]

Solely for purposes of Section 7.3 hereof:

Guarantor:

CHS Inc.
By:
Name:
Title:

[Signature Page to Omnibus Amendment No. 3]